AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of February 28, 2011 (this “Amendment”), is by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (“BRT”), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“BOP” and collectively with BRT, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), and each of the Lenders party hereto. Reference is made to that certain Second Amended and Restated Revolving Credit Agreement, dated as of June 29, 2007 (the “Credit Agreement”), by and among the Borrowers, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to provide that Letters of Credit may have an expiration date after the Revolving Loan Maturity Date; and
WHEREAS, the Administrative Agent, the Lenders and the Issuing Lender are willing to so amend the Credit Agreement, subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:
1.1 Section 2.3(a). Section 2.3(a) of the Credit Agreement is hereby amended by adding the following to the end of said Section 2.3(a):
“Notwithstanding the foregoing or any other provision of this Section 2.3(a), if requested by the Borrowers, the Issuing Lender shall issue a Letter of Credit with an expiration date that is up to one (1) year after the Revolving Loan Maturity Date, provided that no later than thirty (30) days prior to the Revolving Loan Maturity Date, the Borrowers provide a cash deposit in the full amount available to be drawn under all Letters of Credit with expiration dates after the Revolving Loan Maturity Date. Any such additional cash collateral shall be held by the Administrative Agent, for the benefit of the Lenders, in the Letter of Credit Collateral Account as defined in, and in accordance with the terms of, Section 2.3(l).”
1.2 Section 2.3. Section 2.3 of the Credit Agreement is hereby further amended by inserting the following at the end of said Section 2.3:

“(l) Letter of Credit Collateral Account. The Borrowers hereby agree that they will, from the time a deposit is required pursuant to Section 2.3(a), Section 9.2(c), or Section 9.3 until the Obligations are satisfied and all Letters of Credit have expired or been terminated or cancelled or as otherwise set forth below, maintain a special collateral account (the “Letter of Credit Collateral Account”) at the Administrative Agent’s office at the address specified pursuant to Section 11.1, in the name of the Borrowers but under the sole dominion and control, including the exclusive right of withdrawal, of the Administrative Agent, for the benefit of the Lenders, and in which the Borrowers shall have no interest other than as set forth in this Section 2.3(l) or in Section 9.3. Such Letter of Credit Collateral Account shall be funded to the extent required by Section 2.3(a), Section 9.2(c), or Section 9.3. In addition to the foregoing, the Borrowers hereby grant to the Administrative Agent, for the benefit of itself, the Issuing Lender and the Lenders, a properly perfected security interest in and lien on the Letter of Credit Collateral Account, any cash or other funds, notes, certificates of deposit and other instruments that may hereafter be on deposit in the Letter of Credit Collateral Account, any certificates or instruments from time to time evidencing or representing the Letter of Credit Collateral Account, all interest, dividends and other property distributed in respect of or in exchange for the foregoing, and the proceeds thereof (the “Letter of Credit Collateral”), all to secure the payment and performance of the Obligations as set forth below. The Borrowers agree that they will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 2.3(l). Other than any interest earned on the investment of the Letter of Credit Collateral, which investments shall be made at the option and sole, but reasonable, discretion of the Administrative Agent and at the Borrowers’ risk and expense, the Letter of Credit Collateral shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Letter of Credit Collateral Account. Moneys in the Letter of Credit Collateral Account shall be applied by the Administrative Agent to reimburse the Issuing Lender for any drawing under such Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LOC Obligations at such time; provided that if all Letters of Credit are expired or have been terminated or cancelled, no LOC Obligations are outstanding and the maturity of the Loans has been accelerated, moneys in the Letter of Credit Collateral Account may be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default in accordance with Section 9.2(c), such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. Subject to the provisions of Section 9.3 and so long as no Default or Event of Default then exists, if Letter of Credit Collateral was provided in accordance with Section 2.3(a), such remaining Letter of Credit Collateral, with any interest earned thereon, will be returned to the Borrowers (and may be returned from time to time with respect to any applicable Letter of Credit) on the earlier of (a) the date that the applicable Letter of Credit or Letters of Credit expire in accordance with their terms; and (b) the date that the applicable Letter of Credit or Letters of Credit are terminated or cancelled.”
1.3 Section 9.2(c). Section 9.2(c) of the Credit Agreement is hereby deleted in its entirety and the following inserted in place thereof:

“(c) Cash Collateral. Direct the Borrowers to pay (and the Borrowers agree that upon receipt of such notice, or automatically upon the occurrence of an Event of Default under Section 9.1(e), without demand or notice of any kind, they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in the Letter of Credit Collateral Account as defined in, and in accordance with the terms of, Section 2.3(l) as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.”
1.4 Section 9.3. Section 9.3 of the Credit Agreement is hereby amended by deleting the final paragraph and inserting the following in place thereof:
“In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bear to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses “THIRD”, “FOURTH,” “FIFTH,” and “SIXTH” above and (c) to the extent that any amounts available for distribution pursuant to clause “FIFTH” above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in the Letter of Credit Collateral Account as defined in, and in accordance with the terms of, Section 2.3(l) and applied (x) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other Obligations of the types described in clauses “FIFTH” and “SIXTH” above in the manner provided in this Section 9.3.”
SECTION 2. LENDER CONSENT.
In accordance with the provisions of Section 11.6(a) of the Credit Agreement, each Lender hereby consents to the provisions of this Amendment permitting the expiration of any Letter of Credit to be after the Revolving Loan Maturity Date.
SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS
In order to induce the Lenders and Administrative Agent to enter into this Amendment, each Borrower represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:
(i) each of the Borrowers has the power and authority, and the legal right, to make, deliver and perform its obligations under the Credit Agreement as amended by this Amendment;
(ii) each of the Borrowers has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment;
(iii) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;

(iv) the execution, delivery and performance of this Amendment will not violate any Requirement of Law or violate, contravene or conflict with any contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrowers or any of their Material Subsidiaries is a party or by which the Borrowers or any of their Material Subsidiaries may be bound (a “Contractual Obligation”), except for any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation;
(v) this Amendment has been duly executed and delivered by the Borrowers and is the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(vi) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and
(vii) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default.
SECTION 4. CONDITIONS TO EFFECTIVENESS
Except as set forth below, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
A. The Borrowers, the Administrative Agent, the Issuing Lender and each of the Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B. The Administrative Agent shall have received a secretary’s certificate of each Borrower (i) either confirming that there have been no changes to its organizational documents since June 29, 2007, or if there have been changes to such Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to incumbency of officers with respect to this Amendment and the transactions contemplated hereby.

C. The Lenders and the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which Borrowers agree they are responsible pursuant to Section 11.5 of the Credit Agreement), incurred in connection with this Amendment.
D. The Lenders and the Administrative Agent each shall have received from the Borrowers a work fee in the amount of $1,500 in connection with the review and approval of this Amendment, payable on the Amendment Effective Date.
SECTION 5. MISCELLANEOUS
A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers and the Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:	BRANDYWINE REALTY TRUST, a Maryland real estate investment trust
	By:	/s/ Howard M. Sipzner
		Name:	Howard M. Sipzner
		Title:	Executive Vice President & Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	/s/ Howard M. Sipzner
	Name:	Howard M. Sipzner
	Title:	Executive Vice President & Chief Financial Officer
Signature Page to Amendment No. 1

LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, and Swing Lender and individually as a Lender
By:
	Name:	Marc E. Costantino
	Title:	Executive Director

BANK OF AMERICA, N.A., as Syndication Agent and Issuing Lender and individually as Lender
By:
Name:
Title:
Signature Page to Amendment No. 1

CITIZENS BANK OF PENNSYLVANIA,
By:
Name:
Title:
Signature Page to Amendment No. 1

WELLS FARGO BANK, N.A.,
By:
Name:
Title:
Signature Page to Amendment No. 1

REGIONS BANK
By:
Name:
Title:
Signature Page to Amendment No. 1

CITICORP NORTH AMERICA, INC.
By:
Name:
Title:
Signature Page to Amendment No. 1

EUROHYPO AG, NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:
Signature Page to Amendment No. 1

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
Signature Page to Amendment No. 1

SUNTRUST BANK
By:
Name:
Title:
Signature Page to Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:
Signature Page to Amendment No. 1

THE BANK OF NEW YORK MELLON
By:
Name:
Title:
Signature Page to Amendment No. 1

COMERICA BANK
By:
Name:
Title:
Signature Page to Amendment No. 1

SOVEREIGN BANK
By:
Name:
Title:
Signature Page to Amendment No. 1

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:
Signature Page to Amendment No. 1

FIRSTRUST BANK
By:
Name:
Title:

Signature Page to Amendment No. 1